2nd QUARTER 2024 Exhibit 99.2

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13 Q2 2024

14 2nd Quarter 2024 Highlights 2nd Quarter $ in thousands 2024 2023 YoY% Total SaaS Revenue $77,794 $62,458 24.6% Adjusted EBITDA 10,165 6,230 Adjusted EBITDA Margin 13.1% 10.0% Total Marketing Services Revenue $146,290 $188,963 (22.6)% Adjusted EBITDA 49,149 63,209 Adjusted EBITDA Margin 33.6% 33.5% Consolidated Revenue $224,084 $251,421 (10.9)% Adjusted EBITDA 59,314 69,439 Adjusted EBITDA Margin 26.5% 27.6%

15 FINANCIAL REVIEW SaaS Highlights +25% YoY +52% YoY $333 $80M +34% YoY Revenue Growth Growing Subscribers ARPU ThryvPay TPVSeasoned Net Dollar Retention (NDR) 69.7% +460 bps YoY 94% +500 bps YoY Adjusted Gross Margin

16 SaaS Highlights F I N A N C I A L R E V I E W Revenue $62.5 $77.8 Q2-23 Q2-24 Adjusted EBITDA $6.2 $10.2 Q2-23 Q2-24 Adjusted Gross Margin 65.1% 69.7% Q2-23 Q2-24 ($ in millions)

17 (1) (1) Denotes customer demand for paid centers.

18 $30.6 $33.7 $35.9 $37.3 $38.5 $40.7 $44.9 $51.6 $50.9 $54.2 $48.2 $52.2 $56.6 $59.3 $59.9 $62.5 $67.4 $74.0 $74.3 $77.8 63.4% 64.5% 63.5% 62.8% 64.2% 65.1% 66.6% 69.7% 68.4% 69.7% SaaS Adjusted Gross Profit SaaS Revenue SaaS Adj. Gross Profit Margin Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 Q1 24 Q2-24 F I N A N C I A L R E V I E W Released Q2 2019 Released on Restricted Sale Q4 2022 Released Q3 2023* Released For General Availability *Command Center was in beta until December 2023. Multi-center Platform Improving Profitability

19 (1) Marketing Services Billings excludes Vivial Holdings run-off products. Q2-24 Q2-23 Marketing Services Billings (millions)(1) $125.5 $173.3 YoY % (28)% (22)% MARKETING SERVICES BILLINGS (YoY%) (23)% (22)% (23)% (21)% (22)% (22)% (21)% (21)% (22)% (21)% (21)% (22)% (19)% (17)% (20)% (17)% (19)% (22)% (19)% (23)% (24)% (28)% Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Total Marketing Services F I N A N C I A L R E V I E W

20 Q3 and FY 2024 Outlook Company Raises FY 2024 SaaS Adjusted EBITDA Guidance (in millions, USD) Q3 2024 Q4 2024 FY 2024 MANAGEMENT COMMENTARY TOTAL MARKETING SERVICES REVENUE $94 to $97 $85 to $89 $485 to $492 • Company expects lower print revenue in 2H-24 Adjusted EBITDA $128 to $131 • Company expects MS EBITDA margins in the mid- teens in 2H-24 due to a compressed print cycle (in millions, USD) Q3 2024 FY 2024 MANAGEMENT COMMENTARY TOTAL SAAS REVENUE $82 to $84 $326 to $329 • Company expects FY-24 growth of 24% to 25% Adjusted EBITDA $9 to $10 $30 to $32 • Company expects FY-24 Adjusted EBITDA margins of 9% to 10%

22 (in thousands) Q1-23 Q2-23 Q3-23 Q4-23 FY23 Q1-24 Q2-24 YTD Q2-24 Net Income (Loss) $ 9,314 $ 15,978 $ (27,046) $ (257,541) $ (259,295) $ 8,424 $ 5,548 $ 13,972 Interest expense 16,488 16,292 15,131 13,817 61,728 13,359 12,175 25,534 Depreciation and amortization expense 15,431 15,667 15,842 16,311 63,251 14,553 14,072 28,625 Stock-based compensation expense 5,393 5,798 5,462 5,548 22,201 5,289 6,353 11,642 Restructuring and integration expenses 5,340 3,921 3,584 1,767 14,612 5,265 7,553 12,818 Income tax expense (benefit) 4,496 (3,428) (10,241) 7,924 (1,249) 5,397 6,618 12,015 Transaction costs 373 — — — 373 — — — Other components of net periodic pension cost (benefit) 121 1,865 1,902 (6,607) (2,719) 1,581 1,581 3,162 Loss on early extinguishment of debt — — — — — — 6,638 6,638 (Gain) loss on remeasurement of indemnification asset (756) 11,490 — — 10,734 — — — Impairment charges — — — 268,846 268,846 — — — Other 2,269 1,856 2,697 2,211 9,033 246 (1,224) (978) Adjusted EBITDA $ 58,469 $ 69,439 $ 7,331 $ 52,276 $ 187,515 $ 54,114 $ 59,314 $ 113,428 000 APPENDIX Non-GAAP Financial Reconciliation *Figures may not foot due to rounding.

23 Reconciliation of Adjusted Gross Profit to Gross profit APPENDIX Three Months Ended June 30, 2024 (in thousands) Marketing Services SaaS Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 96,299 $ 52,289 $ 148,588 Plus: Depreciation and amortization expense 3,989 1,877 5,866 Stock-based compensation expense 98 76 174 Adjusted Gross Profit $ 100,386 $ 54,242 $ 154,628 Gross Margin 65.8% 67.2% 66.3 % Adjusted Gross Margin 68.6% 69.7% 69.0 % Three Months Ended June 30, 2023 (in thousands) Marketing Services SaaS Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 120,875 $ 39,210 $ 160,085 Plus: Depreciation and amortization expense 6,208 1,416 7,624 Stock-based compensation expense 119 54 173 Adjusted Gross Profit $ 127,202 $ 40,680 $ 167,882 Gross Margin 64.0% 62.8% 63.7 % Adjusted Gross Margin 67.3% 65.1% 66.8 % Non-GAAP Financial Reconciliation

24 Reconciliation of Adjusted Gross Profit to Gross profit APPENDIX Non-GAAP Financial Reconciliation Six Months Ended June 30, 2024 (in thousands) Marketing Services SaaS Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 200,845 $ 101,384 $ 302,229 Plus: Depreciation and amortization expense 8,061 3,581 11,642 Stock-based compensation expense 211 136 347 Adjusted Gross Profit $ 209,117 $ 105,101 $ 314,218 Gross Margin 65.7% 66.6% 66.0 % Adjusted Gross Margin 68.4% 69.1% 68.7 % Six Months Ended June 30, 2023 (in thousands) Marketing Services SaaS Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 238,529 $ 76,364 $ 314,893 Plus: Depreciation and amortization expense 11,905 2,702 14,607 Stock-based compensation expense 222 100 322 Adjusted Gross Profit $ 250,656 $ 79,166 $ 329,822 Gross Margin 63.7% 62.4% 63.4 % Adjusted Gross Margin 66.9% 64.7% 66.4%

25 APPENDIX Supplemental Financial Information The supplemental financial information provides Revenue, Adjusted EBITDA and Adjusted EBITDA Margin by (i) Marketing Services businesses and (ii) SaaS businesses. SaaS Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Marketing Services Adjusted EBITDA and Adjusted EBITDA margin are also non-GAAP financial measures. Additionally, the supplemental financial information provides consolidated Free cash flow, which is also a non-GAAP measure. These non-GAAP financial measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Three Months Ended June 30, 2024 (in thousands) Marketing Services SaaS Total Revenue $ 146,290 $ 77,794 $ 224,084 Adjusted EBITDA 49,149 10,165 59,314 Adjusted EBITDA Margin 33.6% 13.1% 26.5 % Three Months Ended June 30, (in thousands) 2024 2023 Net cash provided by operating activities $ 22,222 $ 25,425 Additions to fixed assets and capitalized software (8,952) (8,880) Free cash flow $ 13,270 $ 16,545 Three Months Ended June 30, 2023 (in thousands) Marketing Services SaaS Total Revenue $ 188,963 $ 62,458 $ 251,421 Adjusted EBITDA 63,209 6,230 69,439 Adjusted EBITDA Margin 33.5% 10.0% 27.6%

26 APPENDIX The supplemental financial information provides Revenue, Adjusted EBITDA and Adjusted EBITDA Margin by (i) Marketing Services businesses and (ii) SaaS businesses. SaaS Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Marketing Services Adjusted EBITDA and Adjusted EBITDA margin are also non-GAAP financial measures. Additionally, the supplemental financial information provides consolidated Free cash flow, which is also a non-GAAP measure. These non-GAAP financial measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Six Months Ended June 30, (in thousands) 2024 2023 Net cash provided by operating activities $ 27,660 $ 57,736 Additions to fixed assets and capitalized software (16,230) (14,016) Free cash flow $ 11,430 $ 43,720 Supplemental Financial Information Six Months Ended June 30, 2024 (in thousands) Marketing Services SaaS Total Revenue $ 305,592 $ 152,116 $ 457,708 Adjusted EBITDA 99,828 13,600 113,428 Adjusted EBITDA Margin 32.7% 8.9% 24.8 % Six Months Ended June 30, 2023 (in thousands) Marketing Services SaaS Total Revenue $ 374,589 $ 122,387 $ 496,976 Adjusted EBITDA 121,882 6,026 127,908 Adjusted EBITDA Margin 32.5% 4.9% 25.7%

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28 APPENDIX Definitions Definitions of key terms used in this presentation are as follows: • Total SaaS revenue consists of SaaS revenue recognized by our domestic and foreign operations. • Total Marketing Services revenue consists of SaaS revenue recognized by our domestic and foreign operations. • Total SaaS Adjusted EBITDA1 consists of Adjusted EBITDA recognized by our domestic and foreign operations. • Total Marketing Services1 Adjusted EBITDA consists of Adjusted EBITDA recognized by our domestic and foreign operations. • Adjusted EBITDA2: Defined as Net income (loss) plus Interest expense, Income tax expense (benefit), Depreciation and amortization expense, Loss on early extinguishment of debt, Restructuring and integration expenses, Transaction costs, Stock-based compensation expense, and non-operating expenses, such as, Other components of net periodic pension (benefit) cost, Non-cash (gain) loss from remeasurement of indemnification asset, and certain unusual and non-recurring charges that might have been incurred. • Adjusted Gross Profit and Adjusted Gross Profit Margin2: Defined as Gross profit and Gross margin, respectively, adjusted to exclude the impact of depreciation and amortization expense and stock-based compensation expense. • Average Revenue per Unit (“ARPU”): Defined as total client billings for a particular month divided by the number of clients that have one or more revenue-generating solutions in that same month • Seasoned Net Dollar Retention: Defined as net dollar retention excluding clients acquired over the previous 12 months. 1The supplemental financial information provides Revenue, Adjusted EBITDA and Adjusted EBITDA Margin by (i) Marketing Services businesses in the U.S., International and in Total and (ii) SaaS businesses in the U.S., International and in Total. Total SaaS Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Total Marketing Services Adjusted EBITDA and Adjusted EBITDA margin are also non- GAAP financial measures. These non-GAAP financial measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. 2Results included in this presentation include Adjusted EBITDA, Adjusted EBITDA margin and Adjusted Gross Profit, which are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Please refer to the supplemental information presented in the tables in the Appendix for a reconciliation of Adjusted EBITDA to Net income (loss) and Adjusted Gross Profit to Gross profit. Both Net income (loss) and Gross profit are the most comparable GAAP financial measure to Adjusted EBITDA and Adjusted Gross Profit, respectively. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and allow for greater transparency with respect to important metrics used by our management for financial and operational decision-making. We believe that these measures provide additional tools for investors to use in comparing our core financial performance over multiple periods with other companies in our industry. However, it is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies in the same industry.